UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2013

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

590 E. Middlefield Road

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 6, 2013, Omnicell, Inc. (“Omnicell”) entered into an agreement with Bupa Care Homes (CFG) plc (“Bupa”) and MTS Medication Technologies, Inc., a wholly-owned subsidiary of Omnicell (“MTS”) for the purchase of the entire issued share capital of Surgichem Limited, a wholly-owned subsidiary of Bupa (“Surgichem”) (the “Share Purchase Agreement”). Surgichem is a provider of medication adherence packaging systems and solutions. The Share Purchase Agreement provides for the purchase by MTS of the entire issued share capital of Surgichem with Omnicell acting as guarantor of MTS’ obligations thereunder. The contemplated total aggregate consideration is £12,000,000, subject to certain adjustments provided for in the Share Purchase Agreement. The closing of the acquisition is subject to certain closing conditions, including clearance of the acquisition by the U.K. competition authorities.

A copy of the press release announcing the execution of the Share Purchase Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the Share Purchase Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of such agreement referenced as Exhibit 2.1, which is incorporated by reference herein. The Share Purchase Agreement contains representations and warranties that the parties to the Share Purchase Agreement made to and solely for the benefit of each other as of specific dates. Those representations and warranties were made solely for purposes of the Share Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a standard of materiality provided for in the Share Purchase Agreement and have been used for the purpose of allocating risk among the parties rather than establishing matters as facts.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement, dated as of December 6, 2013, between Bupa Care Homes (CFG) plc, MTS Medication Technologies, Inc. and Omnicell, Inc.

99.1	Press release issued by Omnicell, Inc. on December 9, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated:	December 9, 2013	By:	/s/ Dan. S. Johnston
Dan S. Johnston
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

2.1	Agreement, dated as of December 6, 2013, between Bupa Care Homes (CFG) plc, MTS Medication Technologies, Inc. and Omnicell, Inc.

99.1	Press release issued by Omnicell, Inc. on December 9, 2013.